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                                                                    EXHIBIT 10.3


            VOID AFTER 3:30 P.M., CENTRAL TIME, ON [______], [______]

                        WARRANT TO PURCHASE COMMON SHARES

                               TRANSGENOMIC, INC.

         This is to certify that, for value received, [HOLDER], [ADDRESS] (the "Holder"), is entitled to purchase, subject to the provisions of this Warrant, from TRANSGENOMIC, INC. (the "Company"), a Delaware corporation, at any time until 3:30 p.m., Central time, on [ ], [ ] ("Expiration Date"), [ ] Common Shares of the Company at a purchase price per share of $5.00 during the period this Warrant is exercisable. The number of Common Shares to be received upon the exercise of this Warrant and the price to be paid for a Common Share may be adjusted from time to time as hereinafter set forth. The purchase price of a Common Share in effect at any time and as adjusted from time to time is hereinafter sometimes referred to as the "Exercise Price." This Warrant is or may be one of a series of warrants identical in form issued by the Company to purchase an aggregate [ ] of Common Shares of the Company and the term "Warrants" as used herein means all such Warrants (including this Warrant). The Common Shares, as adjusted from time to time, underlying the Warrants are hereinafter sometimes referred to as "Warrant Shares" and include all Common Shares that have been issued upon the exercise of the Warrants and all unissued Common Shares underlying the Warrants.

         SECTION 1. EXERCISE OF WARRANT. This Warrant may be exercised in whole or in part at any time or from time to time until the Expiration Date or if the Expiration Date is a day on which banking institutions are authorized by law to close, then on the next succeeding day which shall not be such a day, by presentation and surrender hereof to the Company or at the office of its stock transfer agent, if any, with the Purchase Form annexed hereto duly executed and accompanied by payment of the Exercise Price for the number of shares specified in such Form, together with all federal and state taxes applicable upon such exercise. The Company agrees not to merge, reorganize or take any action that would terminate this Warrant unless provisions are made as part of such merger, reorganization or other action which would provide the holders of this Warrant with an equivalent of this Warrant as specified in this Section. The Company agrees to provide notice to the Holder that any tender offer is being made for the Company's Common Shares no later than three business days after the day the Company becomes aware that any tender offer is being made for outstanding Common Shares of the Company. If this Warrant should be exercised in part only, the Company shall, upon surrender of this Warrant for cancellation, execute and deliver a new Warrant evidencing the right of the Holder to purchase the balance of the Common Shares purchasable hereunder. Upon receipt by the Company of this Warrant at the office of the Company or at the office of the Company's stock transfer agent, in proper form for exercise and accompanied by the Purchase Form and the Exercise Price, the Holder shall be deemed to be the holder of record of the Common Shares issuable upon such exercise, notwithstanding that the stock transfer books of the Company shall then be closed or


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that certificates representing such Common Shares shall not then be actually delivered to the Holder.

         SECTION 2. RESERVATION OF SHARES. The Company hereby agrees that at all times there shall be reserved for issuance and/or delivery upon exercise of this Warrant such number of Common Shares as shall be required for issuance or delivery upon exercise of this Warrant.

         SECTION 3. FRACTIONAL SHARES. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. With respect to any fraction of a Common Share called for upon any exercise hereof, the Company shall, upon receipt by the Company or the Company's stock transfer agent of the Exercise Price on such fractional share, pay to the Holder an amount in cash equal to such fraction multiplied by the current market value of such fractional share, determined as follows:

                  (a) If the Common Shares are listed on a national securities exchange or a foreign exchange, are admitted to unlisted trading privileges on such an exchange or are listed for trading on a trading system of the National Association of Securities Dealers, Inc. ("NASD") such as The Nasdaq SmallCap Market ("SCM") or the Nasdaq National Market ("NNM") or the OTC Bulletin Board, then the current value shall be the last reported sale price of the Common Shares on such an exchange or system on the last business day prior to the date of exercise of this Warrant or if no such sale is made on such day, the average of the closing bid prices for the Common Shares for such day on such exchange or such system shall be used;

                  (b) If the Common Shares are not so listed on such exchange or system or admitted to unlisted trading privileges, the current value shall be the average of the last reported bid prices reported by the National Quotation Bureau, Inc. on the last business day prior to the date of the exercise of this Warrant; or

                  (c) If the Common Shares are not so listed or admitted to unlisted trading privileges and if bid prices are not so reported, the current value shall be an amount, not less than book value, determined in such reasonable manner as may be prescribed by the board of directors of the Company.

         SECTION 4. EXCHANGE, ASSIGNMENT OR LOSS OF WARRANT. This Warrant is exchangeable, without expense, at the option of the Holder, upon presentation and surrender hereof to the Company or at the office of its stock transfer agent, if any, for other Warrants of different denominations entitling the Holder thereof to purchase (under the same terms and conditions as provided by this Warrant) in the aggregate the same number of Common Shares purchasable hereunder. This Warrant may not be sold, transferred, assigned or hypothecated except in compliance with federal and state securities laws. Any transfer or assignment shall be made by surrender of this Warrant to the Company or at the office of its stock transfer agent, if any, with the Assignment Form annexed hereto duly executed and with funds sufficient to pay any transfer tax; whereupon the Company shall, without charge, execute and deliver a new Warrant in the name of the assignee named in such instrument of assignment and this Warrant shall promptly be canceled. This Warrant may be divided or combined with other Warrants which carry the same


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rights upon presentation hereof at the office of the Company or at the office of its stock transfer agent, if any, together with a written notice specifying the names and denominations in which new Warrants are to be issued and signed by the Holder hereof. The term "Warrant" as used herein includes any warrants issued in substitution for or replacement of this Warrant or into which this Warrant may be divided or exchanged. Upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Warrant and (in the case of loss, theft or destruction) of reasonably satisfactory indemnification, and upon surrender and cancellation of this Warrant, if mutilated, the Company will execute and deliver a new Warrant of like tenor and date. Subject to such right of indemnification, any such new Warrant executed and delivered shall constitute an additional contractual obligation on the part of the Company, whether or not this Warrant so lost, stolen, destroyed or mutilated shall be at any time enforceable by anyone.

         SECTION 5. RIGHTS OF THE HOLDER. The Holder shall not, by virtue hereof, be entitled to any rights of a shareholder in the Company, either at law or equity, and the rights of the Holder are limited to those expressed in the Warrant and are not enforceable against the Company except to the extent set forth herein.

         SECTION 6.   ADJUSTMENT PROVISIONS.

                  (a) ADJUSTMENTS OF THE EXERCISE PRICE.

                           (i) If the Company subdivides its outstanding Common
                  Shares into a greater number of Common Shares, the Exercise Price in effect immediately prior to such subdivision shall be proportionately reduced. Conversely, if the Company combines its outstanding Common Shares into a lesser number of Common Shares, the Exercise Price in effect immediately prior to such combination -- shall be proportionally increased. In case of a subdivision or combination, the adjustment of the Exercise Price shall be made as of the effective date of the applicable event. A distribution on Common Shares, including a distribution of Convertible Securities, to shareholders of the Company on a pro rata basis shall be considered a subdivision of Common Shares for the purposes of this subsection (a)(i) of this Section, except that the adjustment will be made as of the record date for such distribution and any such distribution of Convertible Securities shall be deemed to be a distribution of the Common Shares underlying such Convertible Securities.

                           (ii) If the Company shall at any time distribute or
                  cause to be distributed to its shareholders, on a pro rata basis, cash, assets or securities of any entity other than the Company, then the Exercise Price in effect immediately prior to such distribution shall automatically be reduced by an amount determined by dividing (x) the amount (if cash) or the value (if assets or securities) of the holders of Warrants (as such term is defined in the first paragraph hereof) pro rata share of such distribution determined assuming that all holders of Warrants had exercised their Warrants on the day prior to such distribution, by (y) the number of



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                  Common Shares issuable upon the exercise of Warrants (as such term is defined in the first paragraph hereof) by the holders thereof on the day prior to such distribution.

                  (b) NO ADJUSTMENT FOR SMALL AMOUNTS. Anything in this Section to the contrary notwithstanding, the Company shall not be required to give effect to any adjustment in the Exercise Price unless and until the net effect of one or more adjustments, determined as above provided, shall have required a change of the Exercise Price by at least one cent, but when the cumulative net effect of more than one adjustment so determined shall be to change the actual Exercise Price by at least one cent, such change in the Exercise Price shall thereupon be given effect.

                  (c) NUMBER OF SHARES ADJUSTED. Upon any adjustment of the Exercise Price, the Holder of this Warrant shall thereafter (until another such adjustment) be entitled to purchase, at the new Exercise Price, the number of Common Shares, calculated to the nearest full share, obtained by multiplying the number of Common Shares initially issuable upon exercise of this Warrant by the Exercise Price specified in the first paragraph hereof and dividing the product so obtained by the new Exercise Price.

                  (d) DEFINITIONS.

                           (i) Whenever reference is made in this Section to the
                  distribution of Common Shares, the term "Common Shares" shall mean the Common Shares of the Company authorized as of the date hereof and any other class of stock ranking on a parity with such Common Shares. However, subject to the provisions of Section (ii) hereof, Common Shares issuable upon exercise hereof shall include only Common Shares of the class designated as Common Shares of the Company as of the date hereof.

                           (ii) Whenever reference is made in this Section to
                  the distribution of Convertible Securities, the term "Convertible Securities" shall mean options or Warrants or rights for the purchase of Common Shares of the Company or for the purchase of any stock or other securities convertible into or exchangeable for Common Shares of the Company.

                  (e) ANTIDILUTION PROVISIONS.

                           (i) ADJUSTMENTS OF EXERCISE PRICE. If the Company
                  should at any time or from time to time hereafter issue or sell any of its Common Shares (other than Common Shares outstanding on completion of the Company's private offering of a maximum of 2,000,000 Common Shares pursuant to the Company's Private Placement Memorandum dated July 3, 1997, as amended February 1998 and Supplemented June 1998 ("Memorandum") and other than Common Shares issued upon the conversion or exercise of Convertible Securities or warrants and options described in the Memorandum as outstanding or issuable) without consideration or for a consideration per share less than the Exercise Price in effect



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


                  immediately prior to the time of such issue or sale, then forthwith upon such issue or sale, the Exercise Price shall be automatically adjusted to a price (computed to the nearest cent) determined by dividing (A) the sum of (x) the number of Common Shares outstanding immediately prior to such issue or sale multiplied by the Exercise Price in effect immediately prior to such issue or sale and (y) the consideration, if any, received by the Company upon such issue or sale, by (B) the total number of Common Shares outstanding immediately after such issue or sale. For purposes of this subsection (e)(i), the following provisions (1) and (2) shall also be applicable:

                                    (1) RIGHTS, OPTIONS OR WARRANTS. In case at
                           any time hereafter the Company shall in any manner grant any right to subscribe for or to purchase, or any option or warrant for the purchase of Common Shares or for the purchase of any stock or securities convertible into or exchangeable for Common Shares (such convertible or exchangeable stock or securities being hereinafter referred to as the "Underlying Convertible Securities") and if the minimum price per share for which Common Shares are issuable, pursuant to such rights, options, warrants or upon conversion or exchange of such Underlying Convertible Securities (determined by dividing (a) the total amount, if any, received or receivable by the Company as consideration for the granting of such rights, options or warrants plus the minimum aggregate amount of additional consideration payable to the Company upon the exercise of such rights, options or warrants under the terms of such rights, options or warrants at the time of making such computation, plus, in minimum aggregate amount of additional consideration, if any, payable upon the conversion or exchange thereof under the terms of such Underlying Convertible Securities at the time of making such computation, by (b) the total maximum number of Common Shares issuable pursuant to such rights, options or warrants or upon the conversion or exchange of the total maximum amount of such Underlying Convertible Securities issuable upon the exercise of such rights, options or warrants under the terms of such rights, options, warrants or Underlying Convertible Securities at the time of making such computation) shall be less than the Exercise Price in effect immediately prior to the time of the granting of such rights or options, then the total maximum number of Common Shares issuable pursuant to such rights, options, warrants or upon conversion or exchange of the total maximum amount of such Underlying Convertible Securities issuable upon the exercise of such rights, options or warrants under the terms of such rights, options warrants or Underlying Convertible Securities at the time of making such computation shall (as of the date of granting of such rights, options or warrants) be deemed to be outstanding and to have been issued for said price per share as so determined, provided that no further adjustment of the Exercise Price shall be made upon the actual issue of Common Shares so deemed to have been issued unless the price per share



                                       5
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                           received by the Company upon the actual issuance of
                           Common Shares so deemed to be issued differs from the price per share which was last used to adjust the Exercise Price or unless by the terms of such rights, options or warrants or Underlying Convertible Securities the price per share which the Company will receive upon any such issuance of Common Shares differs from the price per share which was last used to adjust the Exercise Price, in either of which events the Exercise Price shall be adjusted upon the occurrence of either such event to reflect the new price per share of Common Stock, and further provided that, upon the expiration of such rights (including rights to convert or exchange), options or warrants
                           (i) the number of shares of Common Stock deemed to have been issued and outstanding by reason of the fact that they were issuable pursuant to such rights, options or warrants (including rights to convert or exchange) that were not exercised shall no longer be deemed to be issued and outstanding and (ii) the Exercise Price shall forthwith be adjusted to the price which would have prevailed had all adjustments been made on the basis of the issue only of the Common Shares actually issued upon the exercise of such rights, options or warrants or upon conversion or exchange of such Underlying Convertible Securities. Such adjustments upon expiration shall have no effect on Warrants exercised prior to such expiration.

                                    (2) CONVERTIBLE SECURITIES. If the Company
                           shall in any manner issue or sell any Convertible Securities other than the rights, options or warrants described in subsection or (e)(i)(1) hereof and if the minimum price per share for which Common Shares are issuable upon conversion or exchange of such Convertible Securities (determined by dividing (a) the total amount received or receivable by the Company as consideration for the issue or sale of such Convertible Securities, plus the aggregate amount of additional consideration, if any, payable to the Company upon the conversion or exchange thereof under the terms of such Convertible Securities at the time of making such computation, by
                           (b) the total maximum number of Common Shares issuable upon the conversion or exchange of all such Convertible Securities under the terms of such Convertible Securities at the time of making such computation) shall be less than the Exercise Price in effect immediately prior to the time of such issue or sale, then the total maximum number of Common Shares issuable upon conversion or exchange of all such Convertible Securities at the time of making such computation shall (as of the date of the issue or sale of such Convertible Securities) be deemed to be outstanding and to have been issued for said price per share as so determined, provided that no further adjustment of the Exercise Price shall be made upon the actual issue of Common Shares so deemed to have been issued unless the price per share received by the Company upon the actual issuance of Common Shares so deemed to be issued differs from the price per share which was last used to adjust the Exercise Price or unless by the terms of such



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                           Convertible Securities the price per share which the
                           Company will receive upon any such issuance of Common Shares differs from the price per share which was last used to adjust the Exercise Price, in either of which events the Exercise Price shall be adjusted upon the occurrence of either such event to reflect the new price per share of Common Shares, and further provided that, if any such issue or sale of such Convertible Securities is made upon exercise of any right to subscribe for or to purchase or any option to purchase any such Convertible Securities for which an adjustment of the Exercise Price has been or is to be made pursuant to the provisions of subsection
                           (e)(i)(1) then no further adjustment of the Exercise Price shall be made by reason of such issue or sale unless the price per share received by the Company upon the conversion or exchange of such Convertible Securities when actually issued differs from the price which was last used to adjust the Exercise Price or unless by the terms of such Convertible Securities the price per share which the Company will receive upon any such issuance of Common Shares upon conversion or exchange of such Convertible Securities differs from the price per share which was last used to adjust the Exercise Price, in either of which events the Exercise Price shall be adjusted upon the occurrence of either of such events to reflect the new price per share of Common Shares, and further provided that, upon the termination of the right to convert or to exchange such (i) the number of Common Shares deemed to have been issued and outstanding by reason of the fact that they were issuable upon conversion or exchange of any such Convertible Securities, which were not so converted or exchanged, shall no longer be deemed to be issued and outstanding, and (ii) the Exercise Price shall forthwith be adjusted to the price which would have prevailed had all adjustments been made on the basis of the issue only of the number of Common Shares actually issued upon conversion or exchange of such Convertible Securities. Such adjustments upon expiration shall have no effect on Warrants exercised prior to such expiration.

                           (ii) DETERMINATION OF ISSUE PRICE. In case any Common
                  Shares or Convertible Securities shall be issued for cash, the consideration received therefor, which shall be the gross sales price for such security without deducting therefrom any commission or other expenses paid or incurred by the Company for any underwriting of, or otherwise in connection with, the issuance thereof, shall be deemed to be the amount received by the Company therefor. In case any Common Shares or Convertible Securities shall be issued for a consideration part or all of which shall be other than cash, then, for the purpose of this subsection (e), the Board of Directors of the Company shall determine the fair value of such consideration, irrespective of accounting treatment, and such Common Shares or Convertible Securities shall be deemed to have been issued for an amount of cash equal to the value so determined by the Board of Directors. The reclassification of securities other than Common Shares into securities,



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                  including Common Shares, shall be deemed to involve the
                  issuance for a consideration other than cash of such Common Shares immediately prior to the close of business on the date fixed for the determination of security holders entitled to receive such Common Shares. In case any Common Shares or Convertible Securities shall be issued together with other stock or securities or other assets of the Company for consideration, the Board of Directors of the Company shall determine what part of the consideration so received is to be deemed to be consideration for the issue of such Common Shares or Convertible Securities.

                           (iii) DETERMINATION OF DATE OF ISSUE. In case the
                  Company shall take a record of the holders of Common Shares for the purpose of entitling them (A) to receive a dividend or other distribution payable in Common Shares or in Convertible Securities or (B) to subscribe for or purchase Common Shares or Convertible Securities, then such record date shall be deemed to be the date of the issue or sale of the Common Shares deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

                           (iv) TREASURY SHARES. For the purpose of this Section
                  (f), Common Shares at any relevant time owned or held by, or for the account of, the Company shall not be deemed outstanding.

         SECTION 7. OFFICER'S CERTIFICATE. Whenever the Exercise Price shall be adjusted as required by the provisions of Section 6 hereof, the Company shall forthwith file in the custody of its Secretary or an Assistant Secretary at its principal office and with its stock transfer and warrant agent, if any, an officer's certificate showing the adjusted Exercise Price determined as herein provided and setting forth in reasonable detail the facts requiring such adjustment. Each such officer's certificate shall be made available at all reasonable times for inspection by the Holder and the Company shall, forthwith after each such adjustment, deliver a copy of such certificate to the Holder.

         SECTION 8. NOTICES TO HOLDERS. So long as this Warrant shall be outstanding and unexercised (a) if the Company shall pay any dividend or make any distribution upon the Common Shares, (b) if the Company shall offer to the holders of Common Shares for subscription or purchase by them any shares of stock of any class or any other rights or (c) if any capital reorganization of the Company, reclassification of the capital stock of the Company, consolidation or merger of the Company with or into another corporation, sale, lease or transfer of all or substantially all of the property and assets of the Company to another corporation or voluntary or involuntary dissolution, liquidation or winding up of the Company shall be effected, then, in any such case, the Company shall cause to be delivered to the Holder, at least 10 days prior to the date specified in (x) or (y) below, as the case may be, a notice containing a brief description of the proposed action and stating the date on which (x) a record is to be taken for the purpose of such dividend, distribution or rights or (y) such reclassification, reorganization, consolidation, merger, conveyance, lease, dissolution, liquidation or winding up is to take place

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and the date, if any is to be fixed, as of which the holders of Common Shares of record shall be entitled to exchange their Common Shares for securities or other property deliverable upon such reclassification, reorganization, consolidation, merger, conveyance, dissolution, liquidation or winding up.

         SECTION 9. RECLASSIFICATION, REORGANIZATION OR MERGER. In case of any reclassification, capital reorganization or other change of outstanding Common Shares of the Company (other than a change in par value, from par value to no par value, from no par value to par value or as a result of an issuance of Common Shares by way of dividend or other distribution or of a subdivision or combination) or in case of any consolidation or merger of the Company with or into another corporation (other than a merger with a subsidiary in which merger the Company is the continuing corporation and which does not result in any reclassification, capital reorganization or other change of outstanding Common Shares of the class issuable upon exercise of this Warrant) or in case of any sale or conveyance to another corporation of the property of the Company as an entirety or substantially as an entirety, the Company shall cause effective provision to be made so that the Holder shall have the right thereafter, by exercising this Warrant, to purchase the kind and amount of shares of stock and other securities and property which the Holder would have received upon such reclassification, capital reorganization or other change, consolidation, merger, sale or conveyance had this Warrant been exercised prior to the consummation of such transaction. Any such provision shall include provision for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Warrant. The foregoing provisions of this Section shall similarly apply to successive reclassifications, capital reorganizations and changes of Common Shares and to successive consolidations, mergers, sales or conveyances. In the event the Company spins off a subsidiary by distributing to the shareholders of the Company as a dividend or otherwise the stock of the subsidiary, the Company shall reserve for the life of this Warrant shares of the subsidiary to be delivered to the Holders of the Warrants upon exercise to the same extent as if they were owners of record of the Warrant Shares on the record date for distribution of the shares of the subsidiary.

         SECTION 10. REGISTRATION UNDER THE SECURITIES ACT OF 1933.

                  (a) Within 45 days after receipt of a written request by the then Holder(s) of Warrants or Warrant Shares representing at least 51% of the total Warrant Shares made at any time within the period commencing June 30, 1999 and ending June 30, 2003, the Company will file, no more than once, a registration statement under the Securities Act of 1933, as amended (the "Act"), registering the Warrants and the Warrant Shares. The Company will use its best efforts to cause such registration statement to become effective.

                  (b) In addition, if at any time during the period commencing June 30, 1999 and ending December 31, 2005, the Company should file a registration statement (which term shall not include any registration statement filed on Form S-8 or S-4) under the Act, which relates to a current offering of securities of the Company (except in connection with an offering (i) to employees or (ii) of the Company's securities solely in exchange for properties, assets or stock of other individuals or corporations), such registration statement and the prospectus included therein shall also, at the written request to the Company by any of the Holder(s) of the Warrants and Warrant Shares, relate to and meet the requirements of the Act with respect to any public offering of the Warrants and Warrant Shares so as to permit the public sale thereof in compliance with the Act. The Company shall give written notice to the Holder(s) of its intention to file a registration statement under the Act relating to a current offering of the aforesaid securities of the Company 30 or more days prior to the filing of such registration statement, and the written request provided for in the first sentence of this subsection shall be made by the Holder(s) 10 or more days prior to the date specified in the notice as the date on which it is intended to file such registration statement. Neither the delivery of such notice by the Company nor of such request by the Holder(s) shall in any way obligate the Company to file such registration statement, and, notwithstanding the filing of such registration statement, the Company may, at any time prior to the effective date thereof, determine not to proceed to effectiveness with such registration statement, without liability to the Holder(s).

                  (c) In addition, the Company will cooperate with the then Holder(s) of the Warrants and Warrant Shares in preparing and signing any registration statement, in addition to the registration statements discussed above, required in order to sell or transfer the Warrants and Warrant Shares and will sign and supply all information required therefor, but such additional registration shall be at cost and expense of the then Holder(s).

                  (d) When, pursuant to subsections (a), (b) or (c) of this Section, the Company shall take any action to permit a public offering or sale or other distribution of the Warrants and Warrant Shares, the Company shall:

                           (i) supply to each selling Holder a copy of the
                  registration statement and a reasonable number of copies of the preliminary, final and other prospectus in conformity with requirements of the Act and the Rules and Regulations promulgated thereunder and such other documents as the Holders shall reasonably request;

                           (ii) bear the complete cost and expense (other than
                  any selling commissions relating to the sale of the Warrants and Warrant Shares, which shall be paid by the sellers thereof) of such registrations or qualifications except those filed under subsection (10)(c) which shall be cost and expense of the Holder(s);

                           (iii) keep effective such registration statement
                  until the first of the following events occur (A) 12 months have elapsed after the effective date of such registration statement or (B) all of the registered Warrant Shares issued by the Company either before or after the effective date of such registration statement have been publicly sold under such registration statement;

                           (iv) whenever the Company files a registration
                  statement pursuant to this Section that is declared effective and that registers any Warrants or Warrant

                  Shares for resale, the Company agrees to use its best efforts to register or qualify the Warrants and Warrant Shares for sale in those states requested by the person selling the Warrants or Warrant Shares, provided that the Company shall not be required to register or qualify the Warrants and Warrant Shares for sale in any state in which the sale of the Warrants or Warrants Shares by the person selling the Warrants or Warrant Shares would be exempt from having to be registered or qualified in such state. The determination of whether or not such an exemption exists shall be made by counsel for the Company and such determination shall be provided in writing to the person desiring to sell Warrants or Warrant Shares in a state; and

                           (v) indemnify and hold harmless each such Holder and
                  each underwriter, within the meaning of the Act, who may purchase from or sell for any such Holder, any Warrants or Warrant Shares, from and against any and all losses, claims, damages and liabilities (including, but not limited to, any and all expenses whatsoever reasonably incurred in investigating, preparing, defending or settling any claim) arising from (A) any untrue or alleged untrue statement of a material fact contained in any registration statement furnished pursuant to subsection (i) or any prospectus included therein or (B) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading (unless such untrue statement or omission or such alleged untrue statement or omission was based upon information furnished or required to be furnished in writing to the Company by such Holder or underwriter expressly for use therein), which indemnification shall include each person, if any, who controls any such Holder or underwriter within the meaning of the Act; provided, however, that the Company shall not be so obligated to indemnify any such Holder or underwriter or controlling person unless such Holder and underwriter shall at the same time indemnify the Company, its directors, each officer signing any registration statement or any amendment to any registration statement and each person, if any, who controls the Company within the meaning of the Act, from and against any and all losses, claims, damages and liabilities (including, but not limited to, any and all expenses whatsoever reasonably incurred in investigating, preparing, defending or settling any claim) arising from (1) any untrue or alleged untrue statement of a material fact contained in any registration statement or prospectus furnished pursuant to subsection (i) or (2) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but the indemnity of such Holder, underwriter or controlling person shall be limited to liability based upon information furnished, or required to be furnished, in writing to the Company by such Holder or underwriter or controlling person expressly for use therein. The Company shall not be liable for amounts paid in settlement of any such litigation if such settlement was effected without the consent of the Company. The indemnity agreement of the Company herein shall not inure to the benefit of any such underwriter (or to the benefit of any person who controls such underwriter) on account of any losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arising from the sale of any of such Warrants or Warrant Shares by such underwriter to a person if such underwriter failed to send or give a copy of the prospectus furnished pursuant to subsection (i), as the same may then be supplemented or amended (if such supplement or amendment shall have been furnished to the Holders pursuant to said subsection
                  (i)), to such person with or prior to the written confirmation of the sale involved.

                  (e) Each Holder shall supply such information as the Company may reasonably require from such Holder, or any underwriter for such Holders, for inclusion in such registration statement or posteffective amendment.

                  (f) The Company's agreements with respect to the Warrants and Warrant Shares in this Section will continue in effect regardless of the exercise or surrender of this Warrant.

                  (g) Any notices or certificates by the Company to the Holder and by the Holder to the Company shall be deemed delivered if in writing and delivered personally or sent by certified mail, return receipt requested, to the Holder, addressed to the Holder at the Holder's address as set forth on the Warrant or stockholder register of the Company, or, if the Holder has designated, by notice in writing to the Company, any other address, to such other address, and, if to the Company, addressed to it at 5600 South 42nd Street, Omaha, Nebraska 67107. The Company may change its address by written notice to the Holder.

         SECTION 11. TRANSFER TO COMPLY WITH THE SECURITIES ACT OF 1933. The Company may cause the following legend, or one similar thereto, to be set forth on the Warrants and on each certificate representing Warrant Shares or any other security issued or issuable upon exercise of this Warrant not theretofore distributed to the public or sold to underwriters for distribution to the public pursuant to Section 10 hereof, unless legal counsel for the Company is of the opinion as to any such certificate that such legend, or one similar thereto, is unnecessary:

         The securities represented by this certificate may not be offered for sale, sold or otherwise transferred except pursuant to an effective registration statement made under the Securities Act of 1933 (the "Act") and under any applicable state securities law, or pursuant to an exemption from registration under the Act and under any applicable state securities law, the availability of which is to be established to the satisfaction of the Company.

         SECTION 12. EXCHANGE PROVISIONS.

                  (a) For purposes of this Section, this Warrant shall be deemed to represent the same number of Warrants as there are Warrant Shares underlying this Warrant. For example, if there are 10,000 Warrant Shares underlying this Warrant, then for purposes of this Section, the Holder shall be deemed to hold 10,000 Warrants.

                  (b) For purposes of this Section, the following terms shall have the following meanings:

                           (i) "Current Market Value of a Warrant Share" shall
                  be the value of a Warrant Share as determined under subsection
                  (3)(a) or (b) hereof except that the time of the determination thereunder shall be the last business day prior to the day the Company receives a notice from the Holder under this Section.

                           (ii) "Warrant Value" shall mean the Current Market
                  Value of a Warrant Share minus or less the Exercise Price payable under this Warrant as of the close of business on the last business day prior to the day the Company receives a notice from the Holder under this Section.

                  (c) The Holder shall have the right to exchange, in a cashless transaction, all or part of the Holder's Warrants for Common Shares issued by the Company at any time prior to the Expiration Date of such Warrants by providing written notice ("Notice") to the Company. Such Notice may only be provided after the earlier of the date the Company has received proceeds from the initial public offering by the Company pursuant to a registration statement declared effective under the Act or December 31, 1999, and only at a time when the Company's Common Shares are listed or approved for trading or quotation on a domestic or foreign exchange, interdealer trading system or national quotation bureau. Such Notice shall set forth the number of Warrants which the Holder elects to exchange for Common Shares.

                  (d) Within 10 days after receipt of such Notice by the Company, the Company shall issue the number of Common Shares of the Company to the Holder which is determined by dividing the Warrant Value of the Warrants being exchanged by the Current Market Value of a Warrant Share as of the date the Notice is received by the Company.

                  (e) The Holder shall surrender the Warrant which the Holder is exchanging for Common Shares upon receipt thereof. If the entire Warrant is being exchanged by the Holder for Common Shares, the Company shall cancel the entire Warrant. If less than the entire Warrant is being exchanged for Common Shares, the Company shall issue a new Warrant to the Holder representing the portion of this Warrant which was not exchanged for Common Shares.

         SECTION 13. APPLICABLE LAW. This Warrant shall be governed by, and construed in accordance with, the laws of the State of Nebraska.

Dated:  [              ].

                                       TRANSGENOMIC, INC.



                                       By
                                         ---------------------------------------
                                       Name
                                           -------------------------------------
                                       Title
                                            ------------------------------------

                                  PURCHASE FORM


                                                   Dated: [__________], 19[___]

         The undersigned hereby irrevocably elects to exercise the Warrant to the extent of purchasing [ ] shares of Common Shares and hereby makes payment of $[ ] in payment of the actual exercise price thereof.

                     INSTRUCTIONS FOR REGISTRATION OF SHARES

Name:
     ---------------------------------------------------------------------------
                  (Please typewrite or print in block letters)

Address:
        ------------------------------------------------------------------------

Signature:
          ----------------------------------------------------------------------

                                 ASSIGNMENT FORM


                                                    Dated: [_________], 19[___]

FOR VALUE RECEIVED,
                   -------------------------------------------------------------

hereby sells, assigns and transfers unto
                                        ----------------------------------------

Name:
     ---------------------------------------------------------------------------
                  (Please typewrite or print in block letters)

Address:
        ------------------------------------------------------------------------

the right to purchase Common Shares represented by this Warrant to the extent of Common Shares as to which such right is exercisable and does hereby irrevocably constitute and appoint attorney to transfer the same on the books of the Company with full power of substitution in the premises.


                                      Signature:

                                                                    EXHIBIT 10.3

                                    SCHEDULE
                                       OF
                                 WARRANT HOLDERS


       --------------------------------------------- --------------------------------------------
                       NAME/ADDRESS                             NO. OF COMMON SHARES
       --------------------------------------------- --------------------------------------------
               SMITH HAYES FINANCIAL SVCS.                            108,250
              Consolidated Investment Corp.
                    200 Centre Terrace
                      1225 L Street
                    Lincoln, NE 68501
       --------------------------------------------- --------------------------------------------
                    Leroy J. Schroeder                                  2,500
                   800 US Bank Building
                    Lincoln, NE 68508
       --------------------------------------------- --------------------------------------------
       Section 1.        MILLENNIUM FINANCIAL GROUP                       500
                    Anthony H. Mannara
                     Via G. Cattori 3
                   6902 Lugano-Paradiso
                       Switzerland
       --------------------------------------------- --------------------------------------------
                       Namaste Ltd.                                     2,225
               P.O. Box 3338, 1225 Geneva 3
                       Switzerland
       --------------------------------------------- --------------------------------------------
                       Deltron Ltd.                                     2,225
                  Island Resources Ltd.
                  National House, Santon
                   Isle of Man IM4 1HA
       --------------------------------------------- --------------------------------------------
                    Michael R. Fugler                                     800
                 235 West 56th, Suite 37E
                    New York, NY 10019
       --------------------------------------------- --------------------------------------------
                     Shelley K. Gluck                                     250
                    3340 Indian Creek
                   Ft. Worth, TX 76180
       --------------------------------------------- --------------------------------------------
                     David M. Dobson                                      500
                  Via Santa Radegonda 16
                   20121 Milano, Italy
       --------------------------------------------- --------------------------------------------
                    Paolo E. Floriani                                     500
                      Via Cattori 3
                6902 Paradiso, Switzerland
       --------------------------------------------- --------------------------------------------
                     James M. McCrory                                     500
                      Viale Geno 16
                    22100 Como, Italy
       --------------------------------------------- --------------------------------------------
                     Frank T. Marino                                      500
                     32 Quai G. Ador
                   Geneva, Switzerland
       --------------------------------------------- --------------------------------------------
       Section 2.          RAF/AMERICAN FRONTEER                       16,850
                     John P. Kanouff
                  2525 East Cedar Avenue
                     Denver, CO 80209
       --------------------------------------------- --------------------------------------------



       --------------------------------------------- --------------------------------------------
                    Robert H. Taggart                                   3,370
              7163 S. Chapparal Circle East
                     Aurora, CO 80016
       --------------------------------------------- --------------------------------------------
       Section 3.            American Fronteer                          6,740
              Financial Corporation
                    One Norwest Center
             1700 Lincoln Street, 32nd Floor
                     Denver, CO 80203
       --------------------------------------------- --------------------------------------------
       Section 4.            American Fronteer                          6,740
              Financial Corporation
                    One Norwest Center
             1700 Lincoln Street, 32nd Floor
                     Denver, CO 80203
       --------------------------------------------- --------------------------------------------
       Section 5.          G.S. BECKWITH GILBERT                       300,000
                  G. S. Beckwith Gilbert
              Field Point Capital Management
                      47 Arch Street
                   Greenwich, CT 06830